  Exhibit 99.1
ENDRA Life Sciences Receives CE Mark for its TAEUS® Clinical Product Targeting Non-Alcoholic Fatty Liver Disease

First regulatory clearance paves the way to commercialize TAEUS in European markets

U.S. FDA submission expected during H1:20

ANN ARBOR, MI / March 9, 2020/ ENDRA Life Sciences Inc. ("ENDRA") (NASDAQ: NDRA), the pioneer of Thermo Acoustic Enhanced UltraSound (TAEUS®), announced today that it has received Conformité Européene (“CE”) Mark approval for its TAEUS FLIP (Fatty Liver Imaging Probe) System. TAEUS is initially focused on the non-invasive measurement of liver fat to identify and monitor Non-Alcoholic Fatty Liver Disease (“NAFLD”) and Non-Alcoholic Steatohepatitis (“NASH”), chronic liver conditions that affect over one billion people globally and are precursors to fibrosis, cirrhosis and cancer. The CE marking indicates that TAEUS FLIP System complies with all applicable European Directives and Regulations in the European Union and other CE Mark geographies, including the 27 EU member states. ENDRA will now notify the competent authorities that it has received the CE Mark, and register the TAEUS product in each of the initial target markets.

The company also provided an update on the status of its planned U.S. FDA regulatory submission, which is in preparation and expected to be submitted during the first half of 2020.

"CE Mark approval is a milestone achievement for ENDRA, as it marks our first regulatory approval for the TAEUS device, and paves the way for us to commercialize the TAEUS liver application in our initial international target markets, such as Germany and France," said Francois Michelon, Chairman and CEO of ENDRA.

"Our EU commercial team looks forward to working with our partners at GE Healthcare in Europe to introduce our TAEUS liver technology to clinicians in our initial target markets," said Renaud Maloberti, Chief Commercial Officer of ENDRA. “We will ramp up our supply chain near-term, and focus our efforts on getting the TAEUS systems into the hands of clinical influencers, an essential step in providing strong local references for our commercial team.”

ENDRA will provide additional information on its EU commercial plans for TAEUS, regulatory and other activities during the upcoming Q4, 2019 conference call on March 26th.

About ENDRA Life Sciences Inc.
ENDRA Life Sciences is the pioneer of Thermo Acoustic Enhanced UltraSound (TAEUS®), a ground-breaking technology being developed to visualize tissue like CT or MRI, but at 1/50th of the cost, at the point of patient care. TAEUS is designed to work in concert with the over one million ultrasound systems in use globally today. TAEUS is initially focused on the measurement of fat in the liver, as a means to assess and monitor Non-Alcoholic Fatty Liver Disease (NAFLD) and inflammation (NASH), chronic liver conditions that affect over one billion people globally, and for which there are no practical diagnostic tools. Beyond the liver, ENDRA is exploring several other clinical applications of TAEUS, including visualization of tissue temperature during energy-based surgical procedures. www.endrainc.com

Forward-Looking Statements
All statements in this release that are not based on historical fact are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as "believe," "expect," "may," "will," "should," "could," "seek," "intend," "plan," "goal," "estimate," "anticipate" or other comparable terms. Examples of forward-looking statements include, among others, statements we make regarding expectations regarding the registration of our TAEUS device in European jurisdictions and the timing of a U.S. 510(k) regulatory submission for our TAEUS device; plans relating to our supply chain and commercialization of the TAEUS device, including its adoption by clinicians; and expectations concerning ENDRA's product development and business strategy. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements, as a result of various factors including, among others, the following: our ability to develop a commercially feasible technology; receipt of necessary regulatory approvals; our ability to find and maintain development partners, market acceptance of our technology, the amount and nature of competition in our industry; our ability to protect our intellectual property; and the other risks and uncertainties described in ENDRA's filings with the Securities and Exchange Commission. The forward-looking statements made in this release speak only as of the date of this release, and ENDRA assumes no obligation to update any such forward-looking statements to reflect actual results or changes in expectations, except as otherwise required by law.

Company Contact:
David Wells
Chief Financial Officer
(734) 997-0464
investors@endrainc.com
www.endrainc.com

Media & Investor Relations Contact:
MacDougall
Amanda Houlihan
(781) 235-3060
endra@macbiocom.com